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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  MAY 20, 2002
                               -------------------
                Date of Report (Date of earliest event reported)


                               -------------------


                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


              DELAWARE                             0-27127                            04-3332534
------------------------------------- ----------------------------------- -----------------------------------
  (State or Other Jurisdiction                   (Commission                        (IRS Employer
        of Incorporation)                        File Number)                    Identification No.)
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                     20 SECOND AVENUE, BURLINGTON, MA 01803
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (781) 505-7500
                                 ---------------
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

         The purpose of this filing is to amend iBasis, Inc.'s Form 8-K, filed on May 20, 2002 describing the dismissal of the Registrant's accountants (the "Initial Report") to replace Exhibit 16.1 to the Initial
Report with Exhibit 16.1 filed herewith.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  EXHIBIT
                  NUMBER            DESCRIPTION
                  -------           -----------

                  16.1              Amended letter of Arthur Andersen LLP
                                    regarding change in certifying accountant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 2002           iBASIS, INC.

                              By:  /s/ RICHARD TENNANT
                                   --------------------------------------------
                                   Vice President, Finance and Administration
                                   And Chief Financial Officer
                                   (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)